                         NAVISTAR FINANCIAL CORPORATION
                                AND SUBSIDIARIES

                                   Exhibit 24
                                POWER OF ATTORNEY

     Each person whose signature appears below does hereby make, constitute and appoint John J. Bongiorno, Phyllis E. Cochran and William W. Jones and each of them acting individually, true and lawful attorneys-in-fact and agents with power to act without the other and with full power of substitution, to execute, deliver and file, for and on such person's behalf, and in such person's name and capacity or capacities as stated below, any amendment, exhibit or supplement to the Form 10-K Report making such changes in the report as such attorney-in-fact deems appropriate.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated:

      Signature                     Title                          Date

/s/JOHN J. BONGIORNO       President and Chief Executive      December 22, 1999
---------------------
   John J. Bongiorno       Officer; Director
                           (Principal Executive Officer)

/s/R. WAYNE CAIN           Vice President and Treasurer;      December 22, 1999
---------------------
   R. Wayne Cain           Director
                           (Principal Financial Officer)

/s/PHYLLIS E. COCHRAN      Vice President and Controller;     December 22, 1999
---------------------
   Phyllis E. Cochran      Director
                           (Principal Accounting Officer)

/s/JOHN R. HORNE           Director                           December 22, 1999
---------------------
   John R. Horne


/s/THOMAS M. HOUGH         Director                           December 22, 1999
---------------------
   Thomas M. Hough

                         NAVISTAR FINANCIAL CORPORATION
                                AND SUBSIDIARIES


                             SIGNATURES (Continued)

       Signature                    Title                          Date


/s/ROBERT C. LANNERT       Director                           December 22, 1999
---------------------
   Robert C. Lannert


/s/MARK SCHWETSCHENAU      Director                           December 22, 1999
---------------------
   Mark Schwetschenau


/s/THOMAS D. SILVER        Director                           December 22, 1999
---------------------
   Thomas D. Silver